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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 2, 2000

                     Cunningham Graphics International, Inc.
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               (Exact Name of Registrant as Specified in Charter)

     New Jersey                      000-24021                   22-3561164
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(State or Other Jurisdiction      (Commission File              (IRS Employer
      of Incorporation)                Number)               Identification No.)

100 Burma Road, Jersey City, New Jersey                             07305
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(Address of Principal Executive Offices)                          (Zip Code)

        Registrant's telephone number, including area code: 201-217-1990

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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         ITEM 5.  OTHER EVENTS.

         On May 2, 2000, Cunningham Graphics International, Inc., a New Jersey corporation (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Automatic Data Processing, Inc., a Delaware corporation ("Parent") and FIS Acquisition Corp., a New Jersey corporation ("Purchaser") and a wholly owned subsidiary of Parent. Pursuant to the Merger Agreement, and subject to the terms and conditions thereof, Purchaser will commence a cash tender offer (the "Offer") to purchase all of the outstanding shares (the "Shares") of common stock, no par value, of the Company at a price of $22 per Share and, following the Offer, will merge with and into the Company (the "Merger"). Following the consummation of the Merger, the Company will continue as the surviving corporation and will be a wholly owned subsidiary of Parent.

         Contemporaneously with the execution of the Merger Agreement Parent, Purchaser and certain shareholders of the Company (the "Shareholders") owning approximately 44.4% of the Shares, entered into a Voting and Tender Agreement (the "Voting and Tender Agreement") pursuant to which each Shareholder agreed, among other things, to tender his shares pursuant to the Offer, to vote his shares in favor of the Merger Agreement and the transactions contemplated thereby in any action taken by the shareholders of the Company and not to transfer his shares until the termination of the Voting and Tender Agreement.

         On May 3, 2000, the Company issued a press release (the "Press Release") announcing the execution of the Merger Agreement. The Merger Agreement, the Voting and Tender Agreement and the Press Release are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference in their entirety. The foregoing description of the Merger Agreement and Voting and Tender Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits:

Exhibit 99.1 Agreement and Plan of Merger, dated as of May 2, 2000.

Exhibit 99.2 Voting and Tender Agreement, dated as of May 2, 2000.

Exhibit 99.3 Press release issued on May 3, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: May 4, 2000

                               CUNNINGHAM GRAPHICS INTERNATIONAL, INC.
                               (Registrant)


                               By: /s/ Gerald (L.J.) Baillargeon
                               Name: Gerald (L.J.) Baillargeon
                               Title: Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit 99.1 Agreement and Plan of Merger, dated as of May 2, 2000.

Exhibit 99.2 Voting and Tender Agreement, dated as of May 2, 2000.

Exhibit 99.3 Press release issued on May 3, 2000.